EXHIBIT 24.1


                                TELEGLOBE INC.
                               POWER OF ATTORNEY


            We, the undersigned directors and officers of Teleglobe Inc. (the "Company"), do hereby constitute and appoint Andre Bourbonnais and Francois Laurin, or either of them, our true and lawful attorneys and agents, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of shares of common stock of the Company ("Common Stock"), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to Registration Statements on Form F-4 and Form S-8 (or any other form) relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to such Common Stock, to any and all amendments or supplements to such Registration Statements, whether such amendments or supplements are filed before or after the effective date of such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any and all amendments or supplements thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.




                                                            September __, 1998
                  -------------------------------------
Name:             Charles Sirois
Title:            Chairman and Chief Executive Officer


                  /s/ Claude Seguin                         September 2, 1998
                  -------------------------------------
Name:             Claude Seguin
Title:            Executive Vice President, Finance and
                  Chief Financial Officer


                  /s/ Francois Laurin                       September 3, 1998
                  -------------------------------------
Name:             Francois Laurin
Title:            Vice President, Finance and
                  Controller


                                                            September __, 1998
                  -------------------------------------
Name:             J. Brian Aune
Title:            Director


                  /s/ Derek H. Burney                       September 1, 1998
                  -------------------------------------
Name:             Derek H. Burney
Title:            Director

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                  /s/ J.V. Raymond Cyr                      September 1, 1998
                  -------------------------------------
Name:             J.V. Raymond Cyr
Title:            Director


                                                            September __, 1998
                  -------------------------------------
Name:             Bruno Ducharme
Title:            Director


                  /s/ George A. Fierheller                  September 1, 1998
                  -------------------------------------
Name:             George A. Fierheller
Title:            Director


                  /s/ Pierre MacDonald                      September 2, 1998
                  -------------------------------------
Name:             Pierre MacDonald
Title:            Director


                  /s/ C. Edward Medland                     September 1, 1998
                  -------------------------------------
Name:             C. Edward Medland
Title:            Director


                  /s/ Jean C. Monty                         September 2, 1998
                  -------------------------------------
Name:             Jean C. Monty
Title:            Director


                  /s/ Carmand Normand                       September 1, 1998
                  -------------------------------------
Name:             Carmand Normand
Title:            Director


                  /s/ H. Arnold Steinberg                   September 1, 1998
                  -------------------------------------
Name:             H. Arnold Steinberg
Title:            Director


                  /s/ Peter G. White                        September 1, 1998
                  -------------------------------------
Name:             Peter G. White
Title:            Director


                  /s/ Lynton R. Wilson                      September 2, 1998
                  -------------------------------------
Name:             Lynton R. Wilson
Title:            Director